Supplement dated September 22, 2025
to the Flexible Premium Variable Annuity
Prospectuses listed below, each dated May 1, 2025,
Issued by Integrity Life Insurance Company
through its Separate Account I

AnnuiChoice® II (includes AnnuiChoice)
Pinnacle (on or before April 30, 1998); Pinnacle III (May 1, 1998 to July 15, 2001; only version sold in Oregon); Pinnacle IV (July 16, 2001 to April 30, 2007) and Pinnacle V (May 1, 2007 to December 31, 2011)
Pinnacle V (post 1-1-12)

This supplement revises the prospectuses identified above and should be read in conjunction with those prospectuses. This supplement describes reductions to the expenses of certain of the Funds available as Investment Options in your variable annuity contract. Please retain this supplement for future reference.

Appendix A: Funds Available Under the Contract, is revised to reflect that Templeton Asset Management, Ltd., is no longer the Subadvisor of the Templeton Growth VIP Fund, Class 2. Templeton Global Advisors Limited remains the Advisor of the Fund and there is now no Subadvisor. There are no other changes to Appendix A.

For more information about the Funds, including the risks of investing, refer to each Fund’s prospectus. For a prospectus, contact our offices in writing at Integrity Life Insurance Company, P.O. Box 5720, Cincinnati, Ohio 45201-5720 or call us at 1-800-325-8583.
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